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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 17, 2005
                                 --------------


                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                   001-15451                   58-2480149
     --------                   ---------                   ----------
 (State or other               (Commission                (IRS Employer
   jurisdiction                File Number)            Identification Number)
 of incorporation)



            55 Glenlake Parkway, N.E.
                 Atlanta, Georgia                                30328
                 ----------------                                -----
     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000


                                 Not applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

(d) On March 17, 2005, the Board of Directors of United Parcel Service, Inc. appointed Ben Verwaayen to serve as a Director. Mr. Verwaayen is the Chief Executive Officer of BT Group plc, one of the world's leading providers of communications solutions, with operations in Europe, the Americas and Asia Pacific. Mr. Verwaayen was appointed to serve on the Audit Committee of the Board of Directors. Mr. Verwaayen will stand for election at the annual meeting of shareowners in May 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED PARCEL SERVICE, INC.



Date:  March 22, 2005                   By: /s/ D. Scott Davis
                                            ------------------------------
                                            Name:  D. Scott Davis
                                            Title:  Senior Vice President,
                                                    Treasurer and Chief
                                                    Financial Officer